UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2016

Advanced Drainage Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36557	51-0105665
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Trueman Boulevard, Hilliard, Ohio 43026		43026
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 658-0050

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 6, 2016, Advanced Drainage Systems, Inc. (the “Company”) issued a press release setting forth the Company’s unaudited results for the first quarter of fiscal year 2017 and current business outlook for fiscal year 2017 (the “Earnings Release”). A copy of the Earnings Release was furnished as an exhibit to a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2016. As discussed in Item 4.02(a) below, the Company now expects to revise its previously reported results of operations and financial condition. As a result, the information set forth in the Earnings Release should no longer be relied upon.

The information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Historically, the Company has classified its share-based awards as equity awards and recorded the associated compensation expense based on the award’s grant date fair value. Based upon an internal review of its share-based award agreements and related administrative procedures, the Company has concluded that it should have accounted for these awards as liability-classified instead of equity-classified. The fair value of liability-classified awards is remeasured at each reporting period until settlement.

Certain tax withholding provisions that were added to award agreements beginning in fiscal 2009 allowed award recipients to use net shares upon exercise of their award to satisfy tax withholding requirements in amounts greater than the minimum statutory withholding obligations. In addition, prior to the Company’s initial public offering in fiscal 2015, the Company had periodically repurchased shares resulting from option exercises within six months of the exercise date. Both of these practices would result in the liability classification for awards.

As part of its review of the foregoing compensation expense issues, the Company also determined that additional adjustments are required for historic compensation expense associated with certain executive employment agreements as well as certain stock repurchase agreements in place with members of senior management, whereby the Company was required to repurchase shares upon the employee’s death. The stock repurchase agreements were entered into in fiscal 2007 and terminated at the time of the Company’s initial public offering in fiscal 2015.

While the Company continues to assess the impact of adjusting the accounting for its compensation related agreements described above, the effect of such treatment will result in the recognition of either compensation expense or compensation benefit (reduction in compensation expense) for various reporting periods. This recognition of compensation expense or compensation benefit will have a corresponding impact to the Company’s previously reported net income. The Company is in the process of finalizing the impact these adjustments will have to its previously reported financial statements, including the impact to net income. However, due to the nature of the adjustments, the Company does not anticipate that the restatement will impact revenue or Adjusted EBITDA, a non-GAAP financial measure. The Company’s definition of Adjusted EBITDA excludes the impact of share-based compensation and in its restated filings will exclude the impact of retirement or termination related compensation expense. Additional information regarding Adjusted EBITDA is set forth below under “Non-GAAP Financial Measures”.

On November 28, 2016, based upon the recommendation of management and after discussion with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the Audit Committee concluded that the Company’s consolidated financial statements and related reports of the Company’s independent registered public accounting firm and other financial data for the following periods should no longer be relied upon:

•	the annual periods ended March 31, 2016, 2015 and 2014, and the reports of the independent registered public accounting firm thereon and the annual periods ended March 31, 2013 and 2012 as set forth in the Company’s annual report on Form 10-K for the fiscal years ended March 31, 2016; and

•	The quarterly periods ended June 30, September 30, and December 31, 2015 (and corresponding quarterly periods for the fiscal year ended March 31, 2015), as set forth in the Company’s Quarterly Reports on Form 10-Q for the periods indicated.

Accordingly, the Company’s previously reported financial statements and related information described above, as well as all press releases, earning releases or other stockholder communications should no longer be relied upon. The Company intends to file as soon as practicable the restated financial information for the periods described above.

The Audit Committee has discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Deloitte & Touche LLP.

All statements set forth in this Item 4.02(a) regarding the expected impact of the restatements and the expected timing of the Company’s filings constitute forward-looking statements that are based upon the Company’s current expectations There can be no assurance that the impact of the matters described in this Current Report on Form 8-K will not change, possibly materially, before the Company files the restated filings. See “Disclosures About Forward-Looking Statements” below.

Item 8.01.	Other Events.

On November 29, 2016, the Company issued a press release announcing the matters set forth in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1.	Press Release dated November 29, 2016 issued by Advanced Drainage Systems, Inc.

Non-GAAP Financial Measures

This Current Report on Form 8-K includes references to Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is used in addition to and in conjunction with results presented in accordance with GAAP. This measure is not intended to be a substitute for those reported in accordance with GAAP. Adjusted EBITDA may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures.

Adjusted EBITDA is a non-GAAP financial measure that comprises net income before interest, income taxes, depreciation and amortization, stock-based compensation, non-cash charges and certain other expenses. The Company’s definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key metric used by management and the Company’s board of directors to assess financial performance and evaluate the effectiveness of the Company’s business strategies. Accordingly, management believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as the Company’s management and board of directors.

Disclosures About Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Such statements include, but are not limited to, statements regarding the anticipated restatements and expected impact of the Company’s accounting adjustments on its financial statements and other financial data for the non-reliance periods and for future periods, and the anticipated timing of filing of the restated filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements include, but are not limited to, the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the

Company to make additional adjustments or revisions or to restate further the financial statements and other financial data for the non-reliance periods and any future periods, any further delay in the filing of the Company’s filings with the SEC or restated filings with the SEC, a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective, the review of potential weaknesses or deficiencies in the Company’s disclosure controls, and discovering further weaknesses of which we are not currently aware or which have not been detected, additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report on Form 8-K. In light of the significant risks and uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DRAINAGE SYSTEMS, INC.

Date: November 29, 2016	By:	/s/ Scott A. Cottrill
	Name:	Scott A. Cottrill
	Title:	EVP, CFO, Secretary & Treasurer